                              TRANSITION AGREEMENT
                              --------------------

         THIS TRANSITION AGREEMENT (this "Agreement") is made and entered into as of this 25th day of July, 1997, by and between Jordan Telecommunication Products, Inc., a Delaware corporation (the "Company"), and Jordan Industries, Inc., an Illinois corporation ("Parent").

         WHEREAS, the Company wishes to occupy certain of the facilities leased by the Parent and to purchase from Parent certain services designed to assist the Company in transitioning to a stand-alone company pursuant to terms and conditions as more specifically described herein;

         WHEREAS, Parent desires to provide or cause to be provided those facilities and services requested by the Company under such terms and conditions; and

         WHEREAS, the Company will retain the sole and absolute right and authority to fully and completely operate and manage its business and properties.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 1. Facilities and Services.

                  1.1 Facilities. Parent hereby grants to the Company the right to use the Facilities set forth on Exhibit A. The Company acknowledges and agrees that within 60 days of the expiration of the term of this Agreement, it shall leave the Facilities in the same condition as at the commencement of the term of the Agreement, ordinary wear and tear and damage by casualty excepted.

                  1.2 Services to be Rendered. Parent shall provide the Company with the services described below (each, a "Service", and collectively, the "Services") as selected from time to time by the Company:

                  (a) Insurance Administration. Assistance in securing all forms of insurance, including property, casualty, workers' compensation and trustees' and officers' liability coverage; managing insurance policies; negotiation of premiums; arranging payment terms; managing claims; and preparation of loss fund analysis. The amount and levels of insurance shall be determined in the sole and absolute discretion of the Company.

                  (b) Accounting. Provision of all accounting services, including accounts payable functions; processing of all employee expense reports and reimbursements of travel and entertainment expenses; and maintenance of accounts payable, cash disbursement systems, including reasonable internal controls, internal audit coverage and audit support, including financial audits, operational audits and information system audits, as requested and authorized in advance by the Company.

                  (c) Management Information Systems.

                      (i) Applications Development. Development, maintenance
                  and continuing evolution of system applications to provide technology solutions to business needs and problems, as requested and authorized in advance by the Company.

                      (ii) Telecommunications. Design, operation and
                  maintenance of network infrastructure, including telephone and data transmission lines, voice mail, facsimile machines, cellular phones, pager, etc.; negotiation of contracts with third party vendors and suppliers; and local area network and wide area network communications support.

                      (iii) Operations/Technical Support and User Support.
                  Design, maintenance and operation of the computing environment, including business specific applications, network wide applications, electronic mail and other systems; purchase and maintenance of equipment, including hardware and software; configuration, installation and support of computer equipment; and education and training of the user community.

                  (d) Special Projects. Support of all special projects, as requested and authorized in advance by the Company.

                  (e) Legal. Coordination and supervision of all third party legal services; assistance in the preparation of public filings and registration statements; and oversight of processing of claims against the Company.

                  (f) Investor Relations/Communications. Preparation and coordination of annual and quarterly reports to securityholders; presentations to public; public relations; preparation of marketing materials; and investor relations services.

                  1.3 Allocation of Facilities; Scope of Services; Charges. The parties agree to cooperate and use reasonable efforts in order to allocate the Facilities in accordance with the reasonable requests (based on their business needs) of Parent and the Company. Charges for the use of the Facilities will be allocated based upon the square footage assigned to the parties hereunder. The parties will agree from time to time on the Services to be provided, the scope of Services listed in Section 1.2 and the charges for such Services. The scope of Services shall consist of the estimated amount of items to be processed or hours to be spent for a category of the Services in any year as agreed to by the parties. The charges for Services shall consist of an amount equal to Parent's costs incurred in providing such Services. If the scope of Services actually performed by Parent in any category of Services is different than that agreed to by the parties, or if the scope of Services is increased at the request of the Company, then the parties shall negotiate in good faith to revise the scope of Services and to adjust the charges for such Services.

                  1.4 Performance of Services. Parent covenants that it will perform or cause to be performed the Services in a timely, efficient and workmanlike manner and in substantially the same manner in which Parent is providing such services to the Company currently. Parent further covenants that it will maintain or contract for a sufficient staff of trained personnel to enable it to perform the Services hereunder. Parent may retain third parties or its affiliates to provide certain of the Services hereunder. Any arrangements between Parent and its affiliates for the provision of Services hereunder shall be commercially reasonable and on terms not less favorable than those which could be obtained from unaffiliated third parties.

                  1.5 Payment for Facilities and Services. Parent shall bill the Company, at the end of each calendar month for the applicable Facilities and Services. Such amount shall be payable by the Company in full within 30 days of receipt thereof by the Company.

                  1.6 Reimbursement. The Company shall reimburse Parent for all reasonable third party out-of-pocket expenses it incurs on behalf of the Company not billed directly to the Company within 30 days of receipt of the invoice therefor, if not included in the charges pursuant to Section 1.3.

         Section 2. Term. The initial term of this Agreement shall commence on the date hereof and shall be through December 31, 1997 (the "Initial Term") and shall be renewable by the Company every year thereafter, subject to approval by a majority of the Independent Directors (which they may withhold or grant in their sole discretion). Absent written notice of non-renewal as provided in this Section 2, this Agreement shall be automatically renewed for successive one-year terms (each, a "Renewal Term") upon the expiration of the Initial Term and each Renewal Term. Notice of non-renewal, if given, shall be given in writing by either party hereto not less than ninety (90) calendar days before the expiration of the Initial Term or any Renewal Term. Upon termination of this Agreement, Parent shall promptly return to the Company all monies, books, records and other materials held by it for or on behalf of the Company. As used herein, the term "Independent Director" means each member of the Company's Board of Trustees who is not affiliated with Parent or any of its affiliates, directly or indirectly, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer of Parent or any of its affiliates, and is not serving as a trustee or director for more than three real estate investment trusts organized by a sponsor of the Company.

         Section 3. Audit of Services. At any time during regular business hours and as often as reasonably requested by the Company's officers, Parent shall permit the Company or its authorized representatives to examine and make copies and abstracts from the records and books of Parent for the purpose of auditing the performance of, and the charges of, Parent under the terms of this Agreement; provided, that all costs and expenses of such inspection shall be borne by the Company.

         Section 4. Prevention of Performance. Parent shall not be determined to be in violation of this Agreement if it is prevented from performing any Services hereunder for any reason beyond its reasonable control, including without limitation, acts of God, nature, or of public enemy, strikes, or limitations of law, regulations or rules of the Federal or of any state or local government or of any agency thereof.

         Section 5. Indemnification.

                  5.1 By the Company. The Company shall indemnify, defend and hold Parent, and its directors, officers, and employees harmless from and against all damages, losses and reasonable out-of-pocket expenses (including fees) incurred by them in the course of performing the duties on behalf of the Company and its subsidiaries as prescribed hereby.

                  5.2 Remedy. Parent does not assume any responsibility under this Agreement other than to render the services called for under this Agreement in good faith and in a manner reasonably believed to be in the best interests of the Company. The Company's sole remedy on account of the failure of Parent to render the services as and when required hereunder shall be to procure services elsewhere and to charge Parent the difference between the reasonable increased cost, if any, to procure new services, and the current cost to the Company to procure services under this Agreement.

         Section 6.  Notices.

                  6.1 Manner of Delivery. Each notice, demand, request, consent, report, approval or communication (each a "Notice") which is or may be required to be given by either party to the other party in connection with this Agreement and the transactions contemplated hereby, shall be in writing, and given by telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed to the party to be served.

                  6.2 Addresses.  Notices shall be addressed as follows:

                      If to the Company:

                           Jordan Telecommunication Products, Inc.
                           ArborLake Centre
                           1751 Lake Cook Road, Suite 550
                           Deerfield, Illinois 60015
                           Attention: Dominic Pileggi

                      If to Parent:

                           Jordan Industries, Inc.
                           ArborLake Centre
                           1751 Lake Cook Road, Suite 550

                           Deerfield, Illinois 60015
                           Attention: Thomas H. Quinn

                  6.3 Effective Date. Notices shall be effective on the date sent via telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed.

                  6.4 Change of Address. Each party may designate by notice to the others in writing, given in the foregoing manner, a new address to which any notice may thereafter be so given, served or sent.

         Section 7. Independent Contractor. The Parent and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company

         Section 8. Entire Agreement. This Agreement sets forth the entire understanding of the Company and Parent, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

         Section 9. Assignability; Binding Effect. This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, each of their respective successors and permitted assigns, and no other persons shall have or derive any right, benefit or obligation hereunder.

         Section 10. Headings. The headings and titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience, and do not expressly or by implication limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the paragraph so designated.

         Section 11. Governing Law. This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

         Section 12. Severability. In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

         Section 13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       JORDAN TELECOMMUNICATION PRODUCTS, INC.



                                       By: /s/ Dominic Pileggi
                                          -----------------------------------
                                          Name:  Dominic Pileggi
                                          Title: Authorized Officer



                                       JORDAN INDUSTRIES, INC.


                                       By: /s/ Gordon L. Nelson
                                          -----------------------------------
                                          Name:  Gordon L. Nelson
                                          Title: Senior Vice President

                                   EXHIBIT A

                           DESCRIPTION OF FACILITIES

         For purposes of the Transition Agreement, Facilities shall mean the facilities maintained by Parent or one of its affiliates at the following addresses:

         ArborLake Centre
         1751 Lake Cook Road, Suite 550
         Deerfield, Illinois 60015

         Facilities shall also include any other premises owned, leased or subleased by Parent at which the Company desires to utilize such premises as well as the utilities, fixtures, furniture and equipment used in connection with the operation of such premises.

                              TRANSITION AGREEMENT

         THIS TRANSITION AGREEMENT (this "Agreement") is made and entered into as of this 25th day of July, 1997, by and between Motors and Gears Holdings, Inc., a Delaware corporation (the "Company"), and Jordan Industries, Inc., an Illinois corporation ("Parent").

         WHEREAS, the Company wishes to occupy certain of the facilities leased by the Parent and to purchase from Parent certain services designed to assist the Company in transitioning to a stand-alone company pursuant to terms and conditions as more specifically described herein;

         WHEREAS, Parent desires to provide or cause to be provided those facilities and services requested by the Company under such terms and conditions; and

         WHEREAS, the Company will retain the sole and absolute right and authority to fully and completely operate and manage its business and properties.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 1. Facilities and Services.

                  1.1 Facilities. Parent hereby grants to the Company the right to use the Facilities set forth on Exhibit A. The Company acknowledges and agrees that within 60 days of the expiration of the term of this Agreement, it shall leave the Facilities in the same condition as at the commencement of the term of the Agreement, ordinary wear and tear and damage by casualty excepted.

                  1.2 Services to be Rendered. Parent shall provide the Company with the services described below (each, a "Service", and collectively, the "Services") as selected from time to time by the Company:

                  (a) Insurance Administration. Assistance in securing all forms of insurance, including property, casualty, workers' compensation and trustees' and officers' liability coverage; managing insurance policies; negotiation of premiums; arranging payment terms; managing claims; and preparation of loss fund analysis. The amount and levels of insurance shall be determined in the sole and absolute discretion of the Company.

                  (b) Accounting. Provision of all accounting services, including accounts payable functions; processing of all employee expense reports and reimbursements of travel and entertainment expenses; and maintenance of accounts payable, cash disbursement systems, including reasonable internal controls, internal audit coverage and audit support, including financial audits, operational audits and information system audits, as requested and authorized in advance by the Company.

                  (c) Management Information Systems.

                      (i) Applications Development. Development, maintenance
                  and continuing evolution of system applications to provide technology solutions to business needs and problems, as requested and authorized in advance by the Company.

                      (ii) Telecommunications. Design, operation and
                  maintenance of network infrastructure, including telephone and data transmission lines, voice mail, facsimile machines, cellular phones, pager, etc.; negotiation of contracts with third party vendors and suppliers; and local area network and wide area network communications support.

                      (iii) Operations/Technical Support and User Support.
                  Design, maintenance and operation of the computing environment, including business specific applications, network wide applications, electronic mail and other systems; purchase and maintenance of equipment, including hardware and software; configuration, installation and support of computer equipment; and education and training of the user community.

                  (d) Special Projects. Support of all special projects, as requested and authorized in advance by the Company.

                  (e) Legal. Coordination and supervision of all third party legal services; assistance in the preparation of public filings and registration statements; and oversight of processing of claims against the Company.

                  (f) Investor Relations/Communications. Preparation and coordination of annual and quarterly reports to securityholders; presentations to public; public relations; preparation of marketing materials; and investor relations services.

                  1.3 Allocation of Facilities; Scope of Services; Charges. The parties agree to cooperate and use reasonable efforts in order to allocate the Facilities in accordance with the reasonable requests (based on their business needs) of Parent and the Company. Charges for the use of the Facilities will be allocated based upon the square footage assigned to the parties hereunder. The parties will agree from time to time on the Services to be provided, the scope of Services listed in Section 1.2 and the charges for such Services. The scope of Services shall consist of the estimated amount of items to be processed or hours to be spent for a category of the Services in any year as agreed to by the parties. The charges for Services shall consist of an amount equal to Parent's costs incurred in providing such Services. If the scope of Services actually performed by Parent in any category of Services is different than that agreed to by the parties, or if the scope of Services is increased at the request of the Company, then the parties shall negotiate in good faith to revise the scope of Services and to adjust the charges for such Services.

                  1.4 Performance of Services. Parent covenants that it will perform or cause to be performed the Services in a timely, efficient and workmanlike manner and in substantially the same manner in which Parent is providing such services to the Company currently. Parent further covenants that it will maintain or contract for a sufficient staff of trained personnel to enable it to perform the Services hereunder. Parent may retain third parties or its affiliates to provide certain of the Services hereunder. Any arrangements between Parent and its affiliates for the provision of Services hereunder shall be commercially reasonable and on terms not less favorable than those which could be obtained from unaffiliated third parties.

                  1.5 Payment for Facilities and Services. Parent shall bill the Company, at the end of each calendar month for the applicable Facilities and Services. Such amount shall be payable by the Company in full within 30 days of receipt thereof by the Company.

                  1.6 Reimbursement. The Company shall reimburse Parent for all reasonable third party out-of-pocket expenses it incurs on behalf of the Company not billed directly to the Company within 30 days of receipt of the invoice therefor, if not included in the charges pursuant to Section 1.3.

         Section 2. Term. The initial term of this Agreement shall commence on the date hereof and shall be through December 31, 1997 (the "Initial Term") and shall be renewable by the Company every year thereafter, subject to approval by a majority of the Independent Directors (which they may withhold or grant in their sole discretion). Absent written notice of non-renewal as provided in this Section 2, this Agreement shall be automatically renewed for successive one-year terms (each, a "Renewal Term") upon the expiration of the Initial Term and each Renewal Term. Notice of non-renewal, if given, shall be given in writing by either party hereto not less than ninety (90) calendar days before the expiration of the Initial Term or any Renewal Term. Upon termination of this Agreement, Parent shall promptly return to the Company all monies, books, records and other materials held by it for or on behalf of the Company. As used herein, the term "Independent Director" means each member of the Company's Board of Trustees who is not affiliated with Parent or any of its affiliates, directly or indirectly, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer of Parent or any of its affiliates, and is not serving as a trustee or director for more than three real estate investment trusts organized by a sponsor of the Company.

         Section 3. Audit of Services. At any time during regular business hours and as often as reasonably requested by the Company's officers, Parent shall permit the Company or its authorized representatives to examine and make copies and abstracts from the records and books of Parent for the purpose of auditing the performance of, and the charges of, Parent under the terms of this Agreement; provided, that all costs and expenses of such inspection shall be borne by the Company.

         Section 4. Prevention of Performance. Parent shall not be determined to be in violation of this Agreement if it is prevented from performing any Services hereunder for any reason beyond its reasonable control, including without limitation, acts of God, nature, or of public enemy, strikes, or limitations of law, regulations or rules of the Federal or of any state or local government or of any agency thereof.

         Section 5. Indemnification.

                  5.1 By the Company. The Company shall indemnify, defend and hold Parent, and its directors, officers, and employees harmless from and against all damages, losses and reasonable out-of-pocket expenses (including fees) incurred by them in the course of performing the duties on behalf of the Company and its subsidiaries as prescribed hereby.

                  5.2 Remedy. Parent does not assume any responsibility under this Agreement other than to render the services called for under this Agreement in good faith and in a manner reasonably believed to be in the best interests of the Company. The Company's sole remedy on account of the failure of Parent to render the services as and when required hereunder shall be to procure services elsewhere and to charge Parent the difference between the reasonable increased cost, if any, to procure new services, and the current cost to the Company to procure services under this Agreement.

         Section 6. Notices.

                  6.1 Manner of Delivery. Each notice, demand, request, consent, report, approval or communication (each a "Notice") which is or may be required to be given by either party to the other party in connection with this Agreement and the transactions contemplated hereby, shall be in writing, and given by telecopy, personal delivery, receipted delivery service, or by certified mail, return receipt requested, prepaid and properly addressed to the party to be served.

                  6.2 Addresses.  Notices shall be addressed as follows:

                      If to the Company:

                           Motors and Gears Holdings, Inc.
                           Arborlake Center
                           1751 Lake Cook Road, Suite 550
                           Deerfield, Illinois 60015
                           Attention: Dominic Pileggi

                      If to Parent:

                           Jordan Industries, Inc.
                           Arborlake Center
                           1751 Lake Cook Road, Suite 550

                           Deerfield, Illinois 60015
                           Attention: Thomas H. Quinn

                  6.3 Effective Date. Notices shall be effective on the date sent via telecopy, the date delivered personally or by receipted delivery service, or three (3) days after the date mailed.

                  6.4 Change of Address. Each party may designate by notice to the others in writing, given in the foregoing manner, a new address to which any notice may thereafter be so given, served or sent.

         Section 7. Independent Contractor. The Parent and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company

         Section 8. Entire Agreement. This Agreement sets forth the entire understanding of the Company and Parent, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No supplement, modification, termination in whole or in part, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

         Section 9. Assignability; Binding Effect. This Agreement may be assigned by either party hereto without the consent of the other party, provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, each of their respective successors and permitted assigns, and no other persons shall have or derive any right, benefit or obligation hereunder.

         Section 10. Headings. The headings and titles of the various paragraphs of this Agreement are inserted merely for the purpose of convenience, and do not expressly or by implication limit, define, extend or affect the meaning or interpretation of this Agreement or the specific terms or text of the paragraph so designated.

         Section 11. Governing Law. This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois.

         Section 12. Severability. In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

         Section 13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       MOTORS AND GEARS HOLDINGS, INC.


                                       By:
                                          --------------------------------
                                          Name:  Thomas H. Quinn
                                          Title: Authorized Officer



                                       JORDAN INDUSTRIES, INC.


                                       By:
                                          --------------------------------
                                          Name:  Gordon L. Nelson, Jr.
                                          Title: Senior Vice President

                                   EXHIBIT A

                           DESCRIPTION OF FACILITIES

         For purposes of the Transition Agreement, Facilities shall mean the facilities maintained by Parent or one of its affiliates at the following addresses:

         Arborlake Center
         1751 Lake Cook Road, Suite 550
         Deerfield, Illinois 60015

         Facilities shall also include any other premises owned, leased or subleased by Parent at which the Company desires to utilize such premises as well as the utilities, fixtures, furniture and equipment used in connection with the operation of such premises.